THIS CONTRACT OF SINO-FOREIGN CONTRACTUAL JOINT VENTURE made this 22nd day of August, 1996

BETWEEN:

          SHANDONG LIN YI GEOLOGY AND MINERAL RESOURCES DEVELOPMENT COMPANY, an enterprise incorporated under the laws of People's Republic of China with its legal office located at Linxi Wu Lu, Linyi City, Shandong Province, People's Republic of China (hereinafter referred to as "Party A" )

          OF THE FIRST PART

AND

          CRYSTAL BRIGHT (ASIA) LIMITED, a company incorporated under the laws of Hong Kong with its legal address located at 2203 Cameron Commercial Center, 458-460 Hennessy Road, Hong Kong (hereinafter referred to as "Party B")

                    OF THE SECOND PART

WHEREAS:

1. Party A and Party B wish to form a limited liability company that will explore for diamonds, other accompanying minerals in an area of 1,500 square kilometers in Ping Yi, Fei Xian and Cang Shan Counties in Shandong Province (hereinafter called the Work Area);

2. Party A and Party B wish to record their agreements relating to their rights and obligations in respect of such company and between each other as shareholders thereof;

3. Party A and Party B agree that their overriding purpose in entering into and performing this contract is to enable each party to enjoy, in a spirit of friendship and mutual benefit, the maximum possible profit from their respective investments.

With friendly discussion Party A and Party B hereby agree as follows:

ARTICLE 1 - GENERAL PROVISIONS

1.1     Definitions  The  parties agree that where used in this Contract, unless
        -----------
        otherwise required, the following terms shall have the meanings set forth below:

     1.1.1 Approving Authority means agencies of foreign economy and trade of the State Council and/or local government agencies authorized by the State Council.

     1.1.2     Board  means  the  board  of  directors  of  the  company.


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     1.1.3     Business  Day means Monday through Friday, both inclusive, except for  statutory  holidays  recognized  in  China.

     1.1.4 Business License means a business license issued by State Administration of Industry and Commerce (SAIC) to create the company, and to permit the company to perform each item of business set out in section 4.1;

     1.1.5 Company means the limited liability company to be formed by the Shareholders pursuant to Article 3 hereof and in accordance with the Contractual Joint Venture Law.

     1.1.6 Contractual Joint Venture Law means the law of the People's Republic of China on Sino-Foreign Contractual Joint Venture;

     1.1.7 Duration of the Joint Venture means a period of ten (10) years commencing on the date the Business License is issued.

     1.1.8 General Manager means the person engaged by the Company as its general manager pursuant to section 9.2.

     1.1.9 Independent Valuator means any one of the International and Chinese Joint Venture Accounting Firms licensed to practice accounting in China and such Accounting Firm shall be selected by Party B in writing.

     1.1.10 Investment means for any Shareholders all of its right, title and interest in and to the Company and this Contract;

     1.1.11 The Work Area means an area of approximately 1,500 square kilometers in Ping Yi, Fei Xian and Cang Shan counties In Shandong Province.

     1.1.12 The Relevant Agencies of Geology and Mineral Resources means the government agencies which approve the Company to survey and explore the mineral resources as set forth in this Contract.

     1.1.13 Survey and Exploration License means a license issued to the Company by the Mining Authority which shall grant to the Company for the entire Duration of the Joint Venture to do exploration of diamonds and other accompanying minerals in the Work Area;

     1.1.14 Party A means Shandong Lin Yi Geology and Mineral Resources Development Company, an enterprise incorporated under the laws of China, and being the Party of the First Part of this Contract;

     1.1.15 Party B means Crystal Bright (Asia) Limited, a company incorporated under the laws of Hong Kong and being the Party of the Second Part of this Contract;

     1.1.16    SAIC  means  the  State  Administration of Industry and Commerce.


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     1.1.17    Shareholders  mean  Party  A  and  Party  B  collectively,  and
               Shareholder  means  either  one  of  them.

     1.1.18     Parties  means  Party  A  and  Party  B  collectively.

1.2  Interpretation    For  purposes  of  this  Contract  except  as  otherwise
     --------------
     expressly  provided.

     1.2.1 Contract means this Contract as it may from time to time be supplemented, amended or restated from time to time.

     1.2.2 Articles, sections and other subdivisions of this contract mean all references to designated articles, sections and other subdivisions are to the designated articles, sections and other subdivisions hereof.

     1.2.3 The headings preceding the text, articles and sections hereof are for convenience only, do not form a part hereof and are not intended to interpret, define or limit the scope, extent or intent hereof or of any provision hereof.

     1.2.4 Any reference to an entity shall include and shall be deemed to include reference to an entity that is a successor or assignee of entity.

     ARTICLE  2  -  CONTRACTING  PARTIES

2.1     Parties  The  parties  to  this  Contract  are  as  follows:
        -------

     2.1.1 Shandong Lin Yi Geology and Mineral Resources Development Company, an enterprise incorporated in the People's Republic of China with its legal address at Lin Xi Wu Lu, Linyi City, Shandong Province, People's Republic of China.


               Legal Representative's Name:   Hu Shi Jie
               Position:                      General Manager
               Nationality:                   Chinese

     2.1.2 Crystal Bright ( Asia) Limited, a company incorporated in Hong Kong with its legal address at 2203 Cameron Commercial Center, 458--460 Hennessy Road, Hong Kong

               Legal Representative's Name:   Po Sun Liu
               Position:                      Chairman and Chief Executive
                                              Officer
               Nationality:                   Canadian

2.2     Representations  of Party B  Party B represents and warrants to Party A
        ---------------------------
        as  follows:

     2.2.1 Party B is a duly organized company validly existing under the laws of Hong Kong;

     2.2.2 Party B has full corporate capacity, power and authority and all necessary governmental approvals ( other than those referred to in section 7.2.1) to enter into


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               and  perform  each  of  its  obligations  hereunder;

     2.2.3 the execution and delivery of this Contract and the observance and performance hereof have been duly authorized by all necessary corporate action on the part of Party B;

     2.2.4 once this contract has been signed by Party B, it constitutes a legal, valid and binding obligation to Party 13;

     2.2.5 the execution, delivery and performance by Party B of this Contract does not and will not constitute a default under any material agreement to which it is a party, any governmental regulation, approval or order to which it is subject, or any provision of its incorporation documents; and

     2.2.6 no governmental approvals of any kind are required from any relevant agencies in Hong Kong in respect of this Contract or the operations of the Company as contemplated hereunder.

2.3     Representations  of Party A  Party A represents and warrants to Party B
        ---------------------------
        as  follows.

     2.3.1 Party A is a duly organized enterprise validly existing under the laws of People's Republic of China;

     2.3.2 Party A has full corporate capacity, power and authority and all necessary governmental approvals ( other than those referred to in section 7.2.1) to enter into and perform each of its obligations hereunder;

     2.3.3 the execution and delivery of' this Contract and the observance and performance hereof have been duly authorized by all necessary corporate action on the part of Party A;

     2.3.4. once this Contract has been signed by Party A, it constitutes a legal, valid and binding obligations to Part A,

     2.3.5 the execution delivery and performance by Party A of this Contract does not and will not constitute a default under any material agreement to which it is a party, any governmental regulation; approval or order to which it is subject, or any provision of its incorporation document;

     2.3.6     only  government  approvals from government authorities stated in article 7.2.1 are required in respect of this contract or the operation of the Company as contemplated hereunder;

     2.3.7 the Company shall be required to pay no taxes, duties, royalties, license fees or other payments of any kind except only for those described in section 12.1;


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     2.3.8     Party  A  shall  deliver  to   Party B all information concerning
               diamonds, other accompanying minerals in respect of the Work Area which are in Party A's possession or control, and such information is accurate and complete;

     2.3.9 Party A is the owner of all the Existing Assets, free and clear of all liens, mortgages of other encumbrances of any kind.

2.4     Indemnity  If  any  representation  or  warranty  given herein by any
        ---------
        party is untrue or inaccurate, such party shall indemnity and hold harmless the other party for any loss damage caused to such other party

ARTICLE 3 - ESTABLISHMENT OF THE .JOINT VENTURE COMPANY

3.1     Contractual  Joint  Venture  Company
        ------------------------------------
        In accordance with the Sino-Foreign Contractual Joint Venture Law and other relevant Chinese laws and regulations, Party A and Party B agree that the Company shall be established as a contractual joint venture

3.2     Name  The  name  of  the  Company  shall  be:
        ----

     3.2.1     in  Chinese: [GRAPHIC OMITTED] and,

     3.2.2 in English: Crystal Bright Diamond Development Co. Ltd., Linyi, Shandong

3.3     Legal Address:  The legal address of the company shall be , Linxi Wu Lu,
        -------------
        Linyi  City,  Shandong  Province,  China

3.4     Laws  of  China  All  activities of the Company shall be governed by the
        ---------------
        published and publicly available laws, decrees, rules and regulations of China

3.5 Limited Liability The Company shall be a limited liability company. Each Shareholder shall be liable to the Company only for the registered capital such Shareholder has agreed to contribute in accordance with and subject to the provisions of Article 5 hereof.

3.6 Legal Person The Company shall be a legal person existing as a separate entity from the Shareholders.

3.7 No Partnership. The parties expressly disclaim any intent to create a partnership with respect to the administration or assets of the Company.

3.8 No Agency Neither party shall have any authority, actual or implied, to act as agent for or to bind the other party or the Company, and is hereby prohibited from so doing.

ARTICLE 4 - BUSINESS SCOPE AND PROJECT

4.1 Business Scope The parties agree that the business scope of the Company shall include the following:


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     4.1.1     to  explore  diamonds,  other  precious  gems  and  other mineral resources  throughout  the  work  Area;  and,

     4.1.2 all such complementary activities as may be necessary or desirable for the Company to fully engage in all activities permitted by the Business License or the Survey and Exploration License; and

     4.1.3. after the first thirty months of exploration and appraisal, the Board may decide upon recommendation of its geologists if it will continue exploration or it will apply for mining;

     4.1.4. Party A cannot cooperate with any other third party to explore or mine the diamonds, precious gems and other minerals in the Work Area. Any other third party wishing to explore or to mine the diamonds, precious gems and other minerals in the Work Area must negotiate with the Company and such agreement(s) must be approved by the Board;

     4.1.5 After reviewing the results of the first 12 months of survey and exploration work, Party B may decide upon recommendation of Party B's geologists/engineers not to do any further exploration work, Party B shall notify Party A of its decision in writing and terminate its further investment. This clause is solely for the benefit of Party B.

ARTICLE 5 - TOTAL INVESTMENT AND REGISTERED CAPITAL

5.1     The Total Investment and Registered Capital  The total investment amount
        -------------------------------------------
        of the Company is U.S. $3,000,000 The registered capital of the Company is U.S. $3,000,000. Party A shall contribute U.S. $ 1,500;000 and Party B shall contribute $ 1,500,000. The proportion of contribution between the two parties is 50% to 50%.

This registered capital mentioned above shall be contributed to the Company by the Shareholders at the time and in the forms set out in articles 5.2 and 5.3. The investment hereof may be contributed in cash, equipment, technique or service.

5.2     Part  B's Capital Contribution.  Party B may make its contribution under
        ------------------------------
        this Article 5 in the form of cash, or in kind of equipment and machinery, and technical services as recommended by the engineers. The investment schedule will be decided separately.

        The Shareholders agree that Party 13's obligation to contribute its capital contribution is subject to the fulfillment of each Party the following conditions precedent to the satisfaction of Party B:

     5.2.1 This Contract and the Charter of Association of the Company have been approved in writing by Approving Authority;

     5.2.2     the  Business License has been issued by the SAIC to the Company;

     5.2.3 the Survey and Exploration License has been issued by the Mining Authority to the Company;

     5.2.4 the Existing Assets has been transferred to the Company free and clear of all liens, mortgages and encumbrances of any kind;

     5.2.5 Party B has received a written legal opinion of a Chinese law firm acceptable to Party B confirming the following matters:
               A. the procedures of the application and issuance of the foregoing approvals and licenses, and the acquire of the relevant rights are legal and valid;
               B.   the  legality,  validity  and  bindingness of this Contract;
               C. the completion of the transfer of the ownership of the Existing Assets to the Company free and clear of all liens, mortgages and encumbrances of any kind by Party A, and,
               D.   the  accuracy  of  the  tax  description  in  the Contract .

     5.2.6 Party B has received all the exploration, geology and other accurate data of the Work Area,

     5.2.7 the representations and warranties made by Party A in section 2.3 are true and correct as confirmed by a certificate to that effect signed and delivered to Party B by the legal representative of Party A.

5.3     Party  A's  Capital  Contribution  Party  A  shall make its contribution
        ---------------------------------
        under this Article 5 in the form of past geological data, information and techniques, existing assets, as listed in Schedule A, to equal Party B's contribution.

        As Party A's capital contribution, Party A shall cause the Company to get the Survey and Exploration License; and it is part of Party A's contribution of $1,500,000.

     5.3.1 Party A shall be solely responsible for and cannot charge to the Company any of the following costs or payments:
               A. the retirement fee or replacement fee of any person, company, or governmental employers who are retired or unemployed because of the transfer of the Survey and Exploration License, and existing assets to the company;
               B. any person company entity or governmental authority in respect of any other outstanding liability, tax or any debts whatsoever owed by Party A.

     5.3.2 Upon the transfer of the Survey and Exploration License, and the transfer of the existing assets to the Company and the payment of all amounts contemplated in 5.3.1., Party A shall be deemed to have made a contribution to the Company's registered capital equal to Party B's capital contribution of U.S. $ 1,500,000.

     5.3.3 Upon the completion of Party B's contribution of $1,500,000 in the survey and exploration period, Party A shall be deemed as completion of its contribution.

5.4     Bank  Loans
        -----------
        If the Company requires to get loans from the bank, the parties shall use their best efforts to obtain loans from Chinese or foreign hanks. The Company shall grant such security over its assets as the lender may require.

5.5.    Additional  Shareholder  Contributions
        --------------------------------------
        If the Company requires funds in addition to the bank loans obtained under article 5.4, the Shareholders shall contribute such funds to Company subject to the following conditions:

     5.5.1 Neither shareholder shall be required to nuke any additional contribution unless approved by a duly passed Board resolution, and agreed in writing by the parties;

     5.5.2 to the greatest extent permitted under Chinese law, such additional contributions of the parties shall be made in the form of shareholders loan, and shall be made in the form of registered capital.

     5.5.3 if the Shareholders are required to make additional contributions under this article 5.5, whether in the form of shareholders loans or registered capital, each Shareholder shall provide one-half of such contribution;

ARTICLE 6 - ASSIGNMENT, ENCUMBRANCES AND TRANSFERS

6.1     Assignment.  The  assets  and/or  shares  in  whole  or  in part of each
        ----------
        Shareholder in this Contract hereunder can at any time be assigned by any Shareholder to a subsidiary upon written notice to the other Shareholder.

6.2     Encumbrances In Favor of Lenders.  If the Company agrees to borrow funds
        --------------------------------
        from a lender, any Shareholder giving a guarantee to the lender, if required by the lender, may use, part or whole of its investment. However it requires the consent of both parties.

6.3     Transfers.  It  is  not a breach of this Contract when any Shareholder
        ----------
        transfers all or part of its Investment at any time to a subsidiary if' notice is given to the other Shareholder, but approval from the original approving agency is required.

ARTICLE 7 - RESPONSIBILITIES OF EACH SHAREHOLDER

7.1     Responsibilities of Party B  Party B shall be responsible for and hereby
        ---------------------------
        agrees  to  perform  each  of  the following matters in a timely manner:

     7.1.1 assist the Company in engaging any foreign consultants experts or agents the Company may wish to hire to evaluate all the historical geological, exploration data delivered to it by Party A;

     7.1.2 provide registered capital and shareholder's loans to the Company subject to and in accordance with the terms and conditions of articles 5.2 and 5.5 above;

     7.1.3 entrusted to purchase on behalf of the Company, any equipment, vehicles, and machinery the Company may need to purchase from outside China;

     7.1.4     handling  any  other  matter  entrusted  by  the  Company.

7.2     Responsibilities of Party A  Party A shall be responsible for and hereby
        ---------------------------
        agrees to perform each of the following matters at its own cost and in a timely manner:

     7.2.1 obtaining all approvals, business license, survey and exploration, permit, registrations and renewals necessary for establishing the Company and enabling the Company to engage in the activities hereunder, including but not limited to (1) the Business License, (2) the Survey and Exploration Permit and (3) all access permits, right-of-way, occupation permits, surface rights and other such rights in respect of places in the Work Area as the Company may reasonably request for carrying out its operation. And provided that such licenses and permits shall be renewed on application by the Company ( which application shall be submitted at least 3 months and no more than 6 months prior to its expiration date) for a further period of ten (10) years so long as the Company is engaged in exploration operations in the Work Area

     7.2.2 Party A shall deliver to Party B , upon Party B's request, all relevant geological and historical data including maps, reports, and past surveys, exploration data and any other data relating to the finding of diamonds, other precious gems and other minerals located in the Work Area;

     7.2.3 Make available for consultation. to Party B and its consultants and all technical experts in geology exploration of diamonds and other accompanying minerals all data as referred to in 7.2.2.

     7.2.4 Party A shall ensure that the Company may obtain at prices not higher than prices normally paid by Chinese Joint Venture enterprises, each of the following:

               (A) all necessary utilities, including the necessary consent from the Power Supply Administration, as may he required for the Company's operations,

               (B) office space to enable the Company to carry out its work and business; and

               (C) all necessary labor and personnel as may be deemed necessary by the Company;

     7.2.5 Party A shall assist the Company to deal with all local, county, provincial and central government authorities, and any other parties as may be necessary to ensure that the Company shall be able to operate in the manner contemplate herein, and to ensure that all of Party B's rights hereunder are also protected, and

     7.2.6 Party A shall handle such other matters as may be entrusted to it by the Company.


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ARTICLE 8 - THE BOARD OR DIRECTORS

8.1     Date  of  Establishment  The  Board shall be established on the date the
        -----------------------
        Business  License  is  issued.

8.2     Representation  The  Board  shall comprise seven (7) directors, of which
        --------------
        three (3) shall be appointed by Party A and four (4) shall be appointed by Party B. Any director may be removed and replaced at any time and for any reason by the Shareholder that appointed such director.

8.3     Chairman  and  Vice-Chairman  The Company shall have one (l) Chairman of
        ----------------------------
        the Board and one (1) Vice-Chairman. The Chairman shall be selected by Party B from amongst the Board members appointed by Party 1:3; and the Vice-Chairman shall be one of the directors selected by Party A from amongst the Board members appointed by Party A.

8.4     Terms of Office  The Chairman and Vice-Chairman and the directors of the
        ---------------
        Board shall hold office for terms of four (4) years and such terms of office may be renewed by the continuous appointment of relevant Shareholder.

8.5     Legal  Representative  The  Chairman  of  the  Board  shall be the legal
        ---------------------
        representative of the Company. If the Chairman is unable to exercise his responsibilities for any reasons, he may temporarily delegate such responsibilities to the Vice-Chairman or any other director by a written authorization sent to such person and copied to the Company and each Shareholder.

8.6     Quorum  A  quorum  shall  be  formed by any five (5) directors. For such
        ------
        purpose, a director shall be deemed present at a meeting or conference telephone call either if he participates in person or by the representation of a duly appointed alternate director.

8.7     Board  Decisions  The Board shall manage the business and affairs of the
        ----------------
        Company. Board issues shall be decided by the approval by vote of any four (4) directors present at a duly constituted meeting of the Board except that the approval by vote of all the seven (7) directors present at a duly constituted meeting of the Board shall be required for each of the issues set out below.

     8.7.1     any  amendment  to  the  Company's  Articles  of  Association;

     8.7.2 any increase in the registered capital of the Company other than an increase in the registered capital resulting from a requirement to contribute funds pursuant to article 5.5. Such increases are hereby approved in advance by the Shareholders, and the Shareholders each agree to cause the Board to vote in favor thereof;

     8.7.3 any merger of the Company with any other economic organization, or the creation of another joint venture entity together with some other economic organization; and


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     8.7.4     dissolution  of the Company for any reason prior to the expire of the Duration of the Joint Venture provided always, however, that if unanimous approval of all the directors is not achieved in this regard at any Board meeting duly convened for such purpose, a resolution for such dissolution may be effectively passed at the next Board meeting duly convened for such purpose if approved by the votes of at least four (4) of the seven (7) directors at such later meeting.

8.8     Meetings  Board  meetings  shall  be  held  at  least  once per year and
        --------
        whenever any two (2) of the seven (7) directors may request directors may appoint alternate directors to represent and vote for them, or by written proxy authorize another director to vote on his behalf'. Board meetings may also be held by conference telephone call whereby each participant is able to hear and speak to each other participant. The Chairman or other person convening a meeting of' the Board shall give each director at least ten (10) days' written notice of the time, place and proposed agenda of the meeting.

8.9     Deemed  Quorum  If a quorum is for any reason not present within one (1)
        --------------
        hour after the time set for a Board meeting, such meeting shall automatically stand adjourned to the fifth (5th) business day immediately following at the same item and place, and the directors present or deemed present at such meeting shall be deemed to constitute a quorum and able to pass effective resolutions.

ARTICLE 9 - GENERAL MANAGER

9.1     General  Manager  The  Board shall delegate the day-to-day management of
        ----------------
        the Company to the General Manner. The General Manager shall be nominated and hired by the Board.

9.2     Duties  of  the General Manager The General Manager shall be responsible
        -------------------------------
        for the overall management of the Company. The General Manager shall report to the Board, and his duties shall include the following:

     9.2.1 Preparation of annual operating and capital budgets, business plans and financial projections for Board approval;

     9.2.2     implementing  budgets  and  plans  approved  by  the  Board;

     9.2.3 establishing and maintaining an accounting system and a system of financial, budgetary and internal controls designed by any one of the International and Chinese Joint Venture Accounting firms licensed to practice accounting in China and Such Accounting Firm shall be approved by the Board;

     9.2.4 maintaining accounting ledgers, books and records in accordance with internationally accepted accounting principles and standards and regulations;

     9.2.5     payroll administration;

     9.2.6     labor relations and personnel administration;

     9.2.7     supervising  and  administering  all  exploration  operations;

     9.2.8 implementing a system of security designed by experts in the security field in respect of the Company's diamonds and other precious gems and minerals, and other assets that is in accordance with good international standards and that is satisfactory to the Board;

     9.2.9 doing all other things necessary of advisable to ensure that the business of the Company and is called in accordance with this Contract.

9.3 The Vice-General Managers shall be nominated by the General Manager and must be approved by the Board.

     9.3.1 The Vice-General Managers shall assist the General Manager in carrying out his duties.

ARTICLE 10 - PURCHASES AND CONTRACTS

10.1    Purchases  Outside  China  If  the  Company  needs  to  purchase  any
        -------------------------
        materials, equipment, vehicles, machinery or other items necessary from outside China, Party B shall be entrusted to do so on behalf of the Company.


ARTICLE 11 - EMPLOYMENT MATTERS

11.1    Employment  Contracts  All  existing employees and retired employees of
        ---------------------
        Party A are the responsibility of Party A. All employees required to be engaged by the Company, including but not limited to the General Manager, shall be hired pursuant to employment contracts approved by the Board. Such contracts will set out, amongst other things, the title and duties of the employee, the remuneration payable and the terms on which such engagement may be terminated by the Company. Such employees, the Company and the parties hereto shall be required to keep confidential all the terms of the engagement of such employees.

11.2    Labor  Market  The Company shall be entitled to hire employees from the
        -------------
        labor market by placing advertisements or using other direct methods for recruiting employees, either from China or from abroad, as it deems tit, Salaries and benefits payable to any management level employee from China shall be based on standards prevailing in the Chinese labor market for such kind of employee, and salaries and benefits payable to any employee from outside of China shall be based on standards prevailing in the international market for such kind of employee. Such employees, confidential all, the terms of the engagement of such employees.

ARTICLE 12 - TAXES, FINANCE AND AUDIT

12.1    Company  Taxes   The  Company  shall  pay  taxes in accordance with the
        --------------
        stipulations of published and publicly available Chinese laws and regulations using the maximum deductions and allowable deductions and preferential treatments allowed in these some laws and regulations of the Income Tax for Foreign Investment Enterprises. The Company shall apply for the maximum allowable deductions and maximum allowable credits and maximum allowable preferential treatments allowed in these same laws and regulations covering and taxes.

12.2    Personal  Income  Taxes.  Employees  of the Company shall pay individual
        ------------------------
        income tax according to the Individual Income Tax Law of the People's Republic of China.

12.3    Fiscal year.  The Company's fiscal year shall commence on January 1 and
        ------------
        end on December 31 of each year, except for the first fiscal year which will commence on the day the Business License is issued and end on December 31 of the same year.

12.4    Books  of  Account.  The  Company  shall  keep its books of accounts in
        -------------------
        English and Chinese, and in accordance with generally accepted international accounting principles.

12.5    Accounting  Currency.  The  Company  shall  use Chinese Renminbi and/or
        ---------------------
        U.S.  dollar  as  the  base  accounting  currency.

12.6    Reporting  to  Directors.  The  General  Manager  and  the  management
        -------------------------
        committee shall prepare and deliver the following statements and reports to each member the Board:

     12.6.1 quarterly unaudited financial statement within four (4) weeks of the end of each fiscal quarter;

     12.6.2 annual unaudited financial statements by no later than the forty-fifth (45th) day after the end of the previous fiscal year;

     12.6.3 annual audited financial statements and the auditor's report thereon by no later than the sixtieth (60th) day after the end of the previous fiscal year; and

12.7    Rights  to  Inspect  Each  director shall have the right to inspect and
        -------------------
        copy  the  books  of  account  of  the  Company  at  any  time.

12.8    Auditors  The  Company's  books  shall  be  audited  by  any one of the
        --------
        International and Chinese Joint Venture Accounting Firms licensed to practice accounting in China and such Accounting Firm shall be selected by Party l3 in writing.

12.9    Bank Accounts  The Company shall open such bank accounts after approved
        -------------
        by  the  People's  Bank  of  China  in  designated  banks.

ARTICLE 13 - INSURANCE

13.1    Standards  of  Insurance  The Company shall purchase insurance for this
        ------------------------
        project as required by China Law. The Board will then decide on any other kind, value and duration of insurance it considers necessary, having due reference to international insurance practices in respect of similar projects.

13.2    Choice  of  Insurer  The Company shall purchase such insurance from the
        -------------------
        insurance provider which the Board considers to be the most competitive in terms of coverage, dependability and cost. If the People's Insurance Company of China satisfies Board that its policies are at least as favorable to the Company as those of its competitors in respect of all the Board considers material, the Company shall purchase its insurance from that insurer.

ARTICLE 14 - DURATION OF THE JOINT VENTURE

14.1    Duration  of  Joint  Venture  The  Project  shall  have  a duration (the
        ----------------------------
        "Duration of the Joint Venture ) of ten (10) years from the day when the Business License is issued.:

14.2    Extended  Duration  The  Company  and  the  Shareholders  shall  make an
        ------------------
        application to the Approval Authority at least six (6) months prior to the expire date of the Duration of the Joint Venture for the extension of the Joint Venture Company.

14.3    Continuation  of  Contract  and  Licenses  If  the Duration of the Joint
        -----------------------------------------
        Venture is extended for any reason, notwithstanding any provision to the contrary herein, this Contract shall continue in the full force and effect, as amend by such extension. Party A shall obtain such renewals of the Business License, Survey and Exploration and Mining License and other rights and permits referred to article 7.2.1 as may be necessary or desirable.

14.4    Joint  Mining
        -------------
        The parties shall enjoy the priority in mining right in the Work Area according to the Laws of Mineral Resources of the People's Republic of China. If diamond ore bodies are discovered and those ore bodies demonstrate proven economic value for mining during the period of cooperation, the Company shall apply for mining license according to the relevant laws and regulations. The two parties herein also agree that in future joint mining, venture company for this purpose will be set up between the two parties. Each party shall be entitled to the profit according to their contributions, however, the proportion of the contributions on future joint mining shall be at least 50 to 50 or 60 to 40 in Party B's favour. In the case that Party A fails to supply funds to meet the contribution requirement, Party B shall supply to Party A a Shareholder's loan under favourable interest rates which shall be decided later. Party A agrees that if Party A makes its contribution , in part or wherein the form of Shareholder loans it shall not get any dividend distribution prior to the payment to Party B.

ARTICLE 15 - DISPOSAL OF COMPANY ASSETS ON EXPIRE OF DURATION

15.1    Litigation  of  Assets  If the Duration of the Joint Venture expires or
        ----------------------
        is  terminated
        pursuant to this Contract for any reason; the assets of the Company shall be liquidated and the debts of the Company ( including any amounts owed to any Shareholder hereunder ) shall be paid. The remaining cash of the Company, if any, shall be distributed by the Company to the Shareholders equally in accordance with the principles set forth in article  12.4.  Thereafter,  the  Company  shall.

     15.1.1 make a full report of the liquidation to each of the Shareholders; and

     15.1.2    cause  the  Business  License  to  be  canceled

15.2    Sales  of  Assets  The liquidation committee shall use its best efforts
        -----------------
        to sell the non-cash assets of the Company ( including the Mining Rights and Exclusive Marketing and Sales Rights) for the highest available price. Any Shareholder may purchase all or part of those assets at a purchase price equal to their fair market value, as determined by the parties by agreement ( or by the Independent Valuator, if no written agreement is reached within thirty (30) days). Such price may be paid by way of set-off against any amount that may be owed by the Company to the purchasing Shareholder. Such Mining Right shall get approval from the appropriate Government Agency.

15.3    Survival of Terms  The provisions o1' this Article 15 shall survive the
        -----------------
        expire or early termination of the Duration of the Joint Venture for any reason.

ARTICLE 16 - AMENDMENT AND TERMINATION OF THE CONTRACT

16.1    Amendment  This  Contract  may  only  be amended by a written amendment
        ---------
        agreement signed by both Party A and Party B, and shall come into effect on the day such amendment agreement is approved by the Approval Authority.

16.2    Terms  of  Contract  This Contract shall come into effect upon approval
        -------------------
        by the Approval Authority and subject to article 16.3; shall remain in force until the procedures set forth in Article 15 above have been completed following the expire or early termination of the Duration of the Joint Venture pursuant.

16.3    Rescission  of Contract  if for any reason the conditions precedent set
        -----------------------
        forth in article 5.2 and 5.3 have not all been fulfilled by any Party on or prior to the 180`h day after the Business License has been issued, this Contract shall be deemed terminated and of no force and effect and the Company shall be dissolved. The Party that has suffered damages resulting for the breach of the contract can claim such damages against the other Party.

16.4    Early  Termination  Either  Shareholder  may  by  written notice to the
        ------------------
        Chairman and Vice-Chairman of the Company, request the Board to consider and approve a resolution pursuant to article 8.7 to terminate the Duration of' the Joint Venture prior to its expire date only any of the following reasons:

     16.4.1 the other Shareholder has caused an Event of Default to occur, and has failed to cure such Event of Default within thirty (30) days of written notice by the first Shareholder, or if such Event of Default cannot be cured within thirty (30) days, the other Shareholder has failed to use its beast efforts to cure such default, or

     16.4.2 there has been a material change in the applicable laws, regulations or policies of the pertinent governmental authorities that adversely affect the interests of such Shareholder; and

16.5    Government Approval  If any Shareholder gives a notice requesting early
        -------------------
        termination  under  article  16.4  and  the  Board resolves according to article 8.7.4 to dissolve the Company, the Shareholders shall cause the Company and the Board to make such applications to the Approval Authority, and to take all such other steps as may be necessary to complete the dissolution of the Company in accordance herewith.

16.6    Survival  of  Certain  Provisions  and  Obligations.  The provisions of
        ---------------------------------------------------
        Article 15 and this article 16.6 and all other provisions of this Contract necessary to give full force and effect thereto shall survive the expiration or early termination of the Duration of the Joint Venture for any reason.

ARTICLE 17 - BREACH OF CONTRACT

17.1    Events  of  Default  Each of the following events shall be deemed to be
        -------------------
        an  Event  of  Default  hereunder:

     17.1.1 if any Shareholder shall be in breach of any of its material obligations hereunder and such breach shall continue for a period of thirty (30) days from the receipt of a written notice of breach from the other Shareholder, or if such breach cannot be cured within thirty (30) days, such Shareholder has failed to use its best efforts to cure such breach;

     17.1.2 if any Shareholder passes a resolution that it be wound up or liquidated or a meeting is convened for the purpose of passing any such resolution, or an order is made for the winding-up or liquidation of such Shareholder;

     17.1.3 if a receiver or receiver-manager is appointed in respect to the whole or a substantial part of the affairs or assets of any Shareholder; and

     17.1.4 if a Shareholder is adjudged bankrupt or insolvent or files a proposal in bankruptcy.

17.2    Remedies  If an Event of Default occurs, the Non-Defaulting Shareholder
        --------
        shall be entitled to exercise against the Defaulting Party any and all rights, remedies and recourses permitted hereunder or at law, including without limitation, the right to obtain an injunction or order from a court of competent jurisdiction setting aside the act giving rise to such Event of Default. All such rights, remedies and recourses shall be cumulative and the exercise of one shall not prevent the exercise of any other or others.

17.3    Interest  Unless otherwise provided herein, any sum at any time
        --------
        owing hereunder by any Shareholder to the Company or by the Company or any Shareholder to another Shareholder which is not paid when due shall, without derogation froth any other right or its due date until payment in full at an interest rate equal to the Prime Rate set by the Bank of Nova Scotia in Canada

ARTICLE 18 - FORCE MAJEURE

18.1    Event  of  Force  Majeure  An Event of Force Majeure includes any fire,
        -------------------------
        explosion, accident, earthquake, tidal wave, strike picketing, lockout, labor dispute, flood, drought, embargo, war, riot or insurrection, uprising, rebellion, or any other event whether similar or dissimilar to the foregoing which shall be beyond the reasonable control of the Shareholder affected hereby and which shall delay, interrupt of prevent in whole or in part by such Shareholder or any of its obligations hereunder other than an obligation to pay money.

18.2    Notice  of  Force Majeure.  A Shareholder affected by an Event of Force
        -------------------------
        Majeure shall promptly give notice thereof to the other Shareholder and shall indicate in such notice, as accurately as possible, the effect of such Event of Force majeure on its capacity to perform its obligations hereunder.

18.3    Effect  of  an  Event of Force Majeure  Subject to the giving of notice
        --------------------------------------
        provided  for  in  the  immediately  preceding  article:

     18.3.1 the non-fulfillment of any obligation of any Shareholder hereunder by reason of an Event of Force Majeure shall not constitute a breach or an Event of Default, and shall not give rise to damages or to any other recourse; and

     18.3.2 any time period provided for the performance of any obligation of any Shareholder hereunder shall be postponed or extended for and by a duration equal toe the period during which the Event of Force Major shall continue to exist.

18.1 No Termination An Event of Force Majeure shall not be a cause for the early termination of this Contract or of the Duration of the Joint Venture unless the Event of Force Majeure continues for a period in excess of 12 months, in which case the Shareholder not directly affected by such Event of Force Majeure may request the early termination of the Project pursuant to the provisions of article 16.4.

ARTICLE 19 - APPLICABLE LAWS

19.     Published  Laws  of China  The formation, validity and interpretation of
        -------------------------
        this Contract shall be governed and interpretation of this Contract shall be governed by the published and publicly available laws of the People's Republic of China.

19.2    Effect  of  Future  Laws  The  Shareholders  agree  that  if any law or
        ------------------------
        regulation of China that is amended of changed or a new la\v has an adverse effect on any Shareholder then, if such Shareholder requests, the parties shall forthwith amend this Contract so that such adverse effect is eliminated or adjusted to shall cause the Company to use its best efforts to cause such amendment to be approved by the Approval Authority.

ARTICLE 20 - SETTLEMENT OF DISPUTES

20.1    Overriding  Principle  Any  dispute  arising out of or relating to this
        ---------------------
        Contract shall be resolved by procedures set out in this Article 20. First, there shall be friendly discussions between the Shareholders based on the overriding principle that the Shareholders have a-reed to establish the Company in order to generate maximum profits for each of the Shareholders.


20.2    Binding  Arbitration  If  the  dispute  is  not  resolved  by  friendly
        --------------------
        discussions under the immediately preceding article any Shareholder may give to the other Shareholder written notice under this article 20.2 requesting the dispute to be resolved. If the dispute is not resolved within forty (40) days after such notice, either Shareholder shall be entitled to refer the dispute for arbitration by arbitrators pursuant to the rules of an under the auspices of the International Arbitration Institute of the Stockholm Chamber of Commerce. In their determination, such arbitrators shall have due regard to international practice. The award of such arbitrators shall be binding on the parties and may be entered in any court of competent jurisdiction.


ARTICLE 21 - MISCELLANEOUS

21      Notices  Any  and  all  notices  or  other  communications required  or
        -------
        permitted  pursuant  to  this Contract shall be in writing and shall be:

     2 delivered by courier, by a fax or telex thereof to the addresses referred to below in which case such notice or other communication shall conclusively be deemed to have been given to the addressee thereof at the time of such delivery or on the next business day if delivered on a day that is not a business day; or

     2  1.2    telexed  or  faxed  to  the addressee at the numbers referred to below, confirmed by delivery by courier, in which case such notice or other communication shall conclusively be deemed to have been given to the addressee thereof on the day upon which it was received if received prior to 3:00 p.m. ( local time) on such day or on the next business day if received after 3:00 p.m.(local time) on a business day or on the next business day it 'received on a day that is not a business day:

                    For Party A:
                    ------------

                    Shandong Lin Yi Geology and Mineral Resources
                    Development Company
                    Linxi Wu Lu, Linyi City
                    Shandong Province
                    People's Republic of China

                    Attention:  Hu Shi lie
                    Telephone: (0539) 8223973

                    For Party B:
                    ------------

                    Crystal Bright (Asia) Limited
                    2203 Cameron Commercial Center
                    458 - 460 Fieriness), Road
                    Hong Kong

                    Attention: Po Sun Liu
                    Telephone: 852-854-2128

               Each Shareholder may change its address for service by Written notice, given in the manner provided above, to the other Shareholder and such change shall be effective: upon the date the notice shall be deemed to received.

21.2    Entire  Agreement  This  Contract  constitutes  the  entire  agreement
        -----------------
        between the parties hereto. There are no, and shall not he any, verbal or written statements, representations, warranties, undertakings or agreements between the parties pertaining to the subject matter hereof other than as expressly provided for herein. If any provision hereof conflicts with any provision of the Articles of Association of the Company or with anything in the feasibility Study, the provision of this Contract shall prevail.

21.3    Business  Day  Where the time limit for the doing of anything hereunder
        -------------
        expires or falls upon a day that is not a business day the time so limited extends to and the thing may be done on the day first following that is a Business Day.

21.4    Time  of  Essence  Time  and  each  of the terms and conditions of this
        -----------------
        Contract shall be the essence of this Contract and no waiver by any Shareholder of any default by the Shareholder of any provision herein shall be deemed to be a waiver of any other provision herein nor to release such other Shareholder from any such provision.

21.5    Further  Assurances  Cooperation  Each  of the parties hereto shall do
        --------------------------------
        all things and execute all documents necessary or desirable in order to carry out the intents of this Contract, and shall fully cooperate with each other and the Company in all respect in good faith to ensure that the Company operates in the manner contemplated herein and achieves the purpose set out in the Contract.

21.6    Corrective  Actions   If  any  time  during  the  Duration of the Joint
        -------------------
        Venture, any government authority of China enacts or law or policy , and if such actions have the effect ( a " Negative Effect" ) of preventing or constraining the exercise of any right or of materially increasing the burden of performance of any obligation of Party B or the Company hereunder the Company shall, at the Company's cost, take such measures ( " Corrective Action") as may be required to restore Party B or the Company to the position it would have retained had such actions not been taken. Such Corrective Action may taken any or all of the following forms:

     21.6.1 obtaining from the relevant authority an exemption from the application of the law or policy that is the direct or indirect subject to the Unilateral Action or the direct or indirect cause of the Negative Effect;

     21.6.2 causing the enactment of specific legislation to eliminate the Negative Effect; or 21.6.3 other actions acceptable to Party B. .

21.7    Language  This  Contract has been written in Chinese and in English and
        --------
        dully executed in Chinese and in English. The Parties asree that both versions are equal, and legally binding on both Parties. In case of discrepancy, the meaning and spirit of the Chinese version shall prevail at the same time the meaning and the spirit of the English version shall be referred to.

21.8    Enurement  This  Contract  shall enure to the benefit of and be binding
        ---------
        upon, the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF duly authorized officers of each of the parties have executed this Contract in Linyi, Shandong province, China on this 22nd day of August, 1996.


Shandong Lin Yi Geology and                    Crystal Bright (Asia) Limited
Mineral Resources Development
Company



     /s/  Zhou Denshi                         /s/  Dai Zhenfei
     -------------------------------          --------------------------------
     Name:  Zhou Denshi                       Name   Dai Zhenfei
     Title: Deputy General Manager            Title: Senior Vice President
                                                     China Operations